                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confindential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         The Greater China Fund, Inc.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                          THE GREATER CHINA FUND, INC.

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                                                           March 12, 1998

To the Stockholders:

   The Annual Meeting of Stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 9:30 A.M. on April 22, 1998, at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

   At the Annual Meeting, stockholders will elect certain of the Fund's Directors whose terms expire in 1998 and consider the ratification of the selection of Price Waterhouse LLP as independent accountants. There will also be an opportunity to discuss matters of interest to you as a stockholder.

   Your Fund's Directors recommend that stockholders vote in favor of each of the foregoing matters.

                                       Respectfully,


/s/ David G. P. Scholfield             /s/ Richard B. Bradley

DAVID G. P. SCHOLFIELD                 RICHARD B. BRADLEY
President                              Chairman of the Board


-------------------------------------------------------------------------------
|  STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED  |
|  POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS  |
|  IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.                              |
-------------------------------------------------------------------------------

                          THE GREATER CHINA FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

   Notice is hereby given that the Annual Meeting of the Stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019 on April 22, 1998 at 9:30 A.M. for the following purposes:

   (1) To elect three Class I Directors to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2001 or until their respective successors shall have been duly elected and qualified.

   (2) To ratify the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998.

   (3) To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   Holders of record of the shares of common stock of the Fund at the close of business on March 2, 1998 are entitled to vote at the meeting or any adjournments thereof.

                                          By order of the Board of Directors,


                                          /s/ Peter C. Cairns

                                          PETER C. CAIRNS,
                                          Secretary

March 12, 1998

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| IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND       |
| RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND | | IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY |
| CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS   |
| TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND | | WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO. |
-------------------------------------------------------------------------------

                             -------------------
                               PROXY STATEMENT
                             -------------------

                                    GENERAL

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019 on April 22, 1998, at 9:30 A.M., and at any adjournments thereof.

   This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about March 12, 1998. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to C. William Maher, Assistant Secretary to the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

   Holders of record of the common stock of the Fund at the close of business on March 2, 1998, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 12,593,049 shares of common stock outstanding on the record date. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                           (1) ELECTION OF DIRECTORS

   The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor, constituting Class I Directors, expire at the 1998 Annual Meeting of Stockholders.

   Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund to serve as Class I Directors of the Fund for a term expiring on the date of the 2001 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    CLASS I

                                Edward Y. Baker
                                  John A. Bult
                              Jonathan J.K. Taylor

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

   The following table sets forth certain information concerning each of the Directors and nominees for Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                                                                          SHARES
                                                                             YEAR      BENEFICIALLY
                                  PRESENT OFFICE WITH THE FUND;             FIRST        OWNED ON      PERCENT
                                     PRINCIPAL OCCUPATION OR                BECAME     DECEMBER 31,      OF
NAME (AGE)                        EMPLOYMENT AND DIRECTORSHIPS            A DIRECTOR      1997(1)       CLASS
----------                        ----------------------------            ----------      -------       -----
Edward Y. Baker (63).... Director; President, Chief Executive Officer,       1992          1,000         (2)
                         HOOPP Investment Management Limited; Chief
                         Investment Officer, Hospitals of Ontario
                         Pension Plan; Director, Canada Life of America
                         Series Fund, Inc.; Director, Orion Energy
                         Holdings Inc.; Trustee, Rogers Sugar Income
                         Fund; previously Senior Vice President,
                         Investments and Chief Investment Officer of
                         the Ontario Hospital Association.


Richard B. Bradley (60). Chairman and Director; Chairman of The Risk         1992             --         --
                         Advisory Group Limited; Director of Mohaiyani
                         Securities SDN BHD; Director of The Aberdeen
                         Emerging Asia Investment Trust Limited;
                         Director of Photobition Group plc; previously
                         Chairman of Kroll Associates Europe Limited
                         and Group Managing Director of Asia Equity
                         Holdings.

John A. Bult (61)*...... Director; Chairman of PaineWebber                   1992          5,307         (2)
                         International Inc.; Director of PaineWebber
                         Group Inc.; The Germany Fund, Inc.; The New
                         Germany Fund, Inc.; The Central European
                         Equity Fund, Inc.; The France Growth Fund,
                         Inc.

Richard Graham (39)*.... Director; Director (Institutional Group)            1993             --         --
                         Baring Asset Management; previously head of
                         ING Barings Group in China and Chairman of the
                         British Chamber of Commerce in Shanghai.

                                                                                (table continued on next page)

                                                    2

                                                                                          SHARES
                                                                             YEAR      BENEFICIALLY
                                  PRESENT OFFICE WITH THE FUND;             FIRST        OWNED ON      PERCENT
                                     PRINCIPAL OCCUPATION OR                BECAME     DECEMBER 31,      OF
NAME (AGE)                        EMPLOYMENT AND DIRECTORSHIPS            A DIRECTOR      1997(1)       CLASS
----------                        ----------------------------            ----------      -------       -----

John A. Hawkins (55) ... Director; Senior Executive Vice President and       1992             --         --
                         Executive Committee Member of The Bank of
                         Bermuda Limited; Director of Bermuda Far East
                         Properties Limited; Bermuda Trust (Far East)
                         Limited; MIL (Far East) Limited; Bermuda Trust
                         (Cook Islands) Limited; Bermuda Trust
                         (International) Limited; Bermuda Trust (Hong
                         Kong) Limited; Casana Nominees Limited; Somers
                         Nominees (Far East) Limited; Universal
                         Corporate Services Limited; Bermuda Trust
                         (Mauritius) Limited; Bermuda Trust (Western
                         Samoa) Limited; MIL Properties (Cook Islands)
                         Limited; Bermuda Asia Pacific Holdings
                         Limited; Bermuda Trust (South Pacific)
                         Limited; Bermuda Trust (New Zealand) Limited;
                         Bermuda Trust Holdings (South Pacific)
                         Limited; Somers Services Limited; Somers
                         Nominees Limited; Somers Administration
                         Limited; Somers Secretarial Limited; Bermuda
                         Trust (Singapore) Limited; MIL Corporate
                         Services (Singapore) Ltd.; S.R. Investment(L)
                         Limited; SR Global Fund Inc.; Le Masurier,
                         James & Chinn Limited; SR Fund Marketing
                         Limited; The New China Hong Kong Roc Fund
                         Limited; Integral Bond Arbitrage Fund Limited;
                         Integral Select Funds Limited; Ermitage Selz
                         Fund Ltd.; Ermitage U.K. Value Fund Ltd.; E.T.
                         Investment Management Limited; LIM Global
                         Funds; Bermuda International Guernsey Limited;
                         Bank of Bermuda (Guernsey) Limited; Bermuda
                         Trust (Guernsey) Limited; Bermuda Trust
                         (Jersey) Limited; Bermuda International
                         (Dublin) Limited; Bermuda Trust (Dublin)
                         Limited; Bank of Bermuda (Luxembourg) SA;
                         Bermuda International Investment Management
                         Limited; Bermuda Trust Company Limited;
                         Bermuda Equity Funds Limited; Bermuda Money
                         Funds Limited; Global Manager Limited;
                         Management International (Bermuda) Limited;
                         Bermuda Investments (Europe) Limited.

                                                                                (table continued on next page)

                                                    3

                                                                                          SHARES
                                                                             YEAR      BENEFICIALLY
                                  PRESENT OFFICE WITH THE FUND;             FIRST        OWNED ON      PERCENT
                                     PRINCIPAL OCCUPATION OR                BECAME     DECEMBER 31,      OF
NAME (AGE)                        EMPLOYMENT AND DIRECTORSHIPS            A DIRECTOR      1997(1)       CLASS
----------                        ----------------------------            ----------      -------       -----

Don G. Hoff (62)........ Director; Chairman and Chief Executive Officer      1992           419          (2)
                         of Intertec Inc. and The Lamaur Corporation;
                         Director and Chairman of The Asia Pacific
                         Fund; Director of Prudential's World Fund
                         International & Global Series, Tax-Free Money
                         Fund, Special Money Market Fund, Pacific
                         Growth Fund, Natural Resources Fund, Moneymart
                         Assets, Institutional Liquidity Portfolio and
                         Global Genesis Funds, Europe Growth Fund, Tax
                         Free Fund, Command Money Fund and Command
                         Government Fund.

Jonathan J.K. Taylor
(54).................... Director; Chairman and Managing Director of         1992         2,000          (2)
                         Dragon Partners Limited; Director of Onyx
                         Country Estates Limited; Onyx Town Estates
                         Limited; previously Director of Baring Asset
                         Management Limited and Baring Asset Management
                         (Holdings) Limited.

Tak Lung Tsim (51)...... Director; Principal, T.L. Tsim & Associates         1992         1,000          (2)
                         Ltd.; Trustee of Shaw College, the Chinese
                         University of Hong Kong; Member of Li Po Chun
                         United World College of Hong Kong; Director of
                         Playmates Toys Holdings Limited; Director of
                         Prestige Properties Holdings Limited; Director
                         of New-Alliance Asset Management (Asia) Ltd.;
                         Director of W.I. Carr Indosuez Capital Asia
                         Ltd.
All Directors and
Officers as a group ....                                                                  9,726          (2)

--------------
* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager. Mr. Graham is deemed to be an interested person due to his affiliation with the Fund's investment manager, Baring International Investment (Far East) Limited, 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of PaineWebber Incorporated, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Represents less than 1% of the Fund's outstanding common stock.

                               -----------------

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   To the best of the Fund's knowledge, the following table sets forth the beneficial ownership of the Fund's common stock for each owner of more than 5% of the Fund's outstanding common stock:

                                       SHARES OF COMMON STOCK OWNED AT
                                                MARCH 2, 1998
         NAME AND ADDRESS OF           -------------------------------
          BENEFICIAL OWNER               NUMBER       PERCENT OF TOTAL
------------------------------------   ------------   ----------------

City of London Investment Group, plc   1,254,800(1)        10.0%(1)
10 Eastcheap
London EC3M IAJ
England

U.S. Trust Company of New York         1,213,383(2)         9.6%(2)
114 West 47th Street
New York, N.Y. 10036

--------------
(1) This information is based upon information reported by the stockholder in a filing on Schedule 13G made with the Securities and Exchange Commission ("SEC") on February 9, 1998.

(2) This information is based upon information reported by the stockholder in a filing on Schedule 13G made with the SEC on February 13, 1998. Based upon information provided in this filing, the stockholder acquired their beneficial ownership on behalf of others, via either a trust/fiduciary capacity and/or a portfolio management/agency relationship.

COMMITTEES OF THE BOARD--BOARD MEETINGS

   The Board of Directors of the Fund has an Executive Committee and an Audit Committee. The Board does not have a Nominating Committee.

   The Board of Directors of the Fund met four times during the fiscal period ended December 31, 1997. During such period each Director attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which they served.

EXECUTIVE COMMITTEE

   The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee did not meet during the fiscal period ended December 31, 1997.

AUDIT COMMITTEE

   The Board has an Audit Committee consisting of Messrs. Baker, Hawkins, Hoff and Tsim, each of whom is not an interested person of the Fund or of Baring International Investment (Far East) Limited (a "Noninterested Director"). The Audit Committee met three times during the fiscal period ended December 31, 1997. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

EXECUTIVE OFFICERS

   The following people are executive officers of the Fund:

                                       PRESENT OFFICE WITH THE FUND;
                                      IF ANY, PRINCIPAL OCCUPATION OR           YEAR FIRST
                                        EMPLOYMENT AND DIRECTORSHIPS              BECAME
NAME (AGE)                               IN PUBLICLY HELD COMPANIES            AN OFFICER(*)
----------                               --------------------------            -------------
David G. P. Scholfield (54)   President; Chairman, Baring Mutual Fund              1992
                              Management S.A.; Director and President, Asia
                              Pacific Fund Inc.; Director, International Fund
                              Managers UK Limited; Baring Asset Management
                              (C.I.) Limited; European and Asian Fund
                              Management S.A.; The Baring Chrysalis Fund
                              Limited; The Baring Peacock Fund Limited; The
                              Baring Taiwan Fund Limited; World Value Fund
                              SICAF and Divisional Director, Baring
                              International Investment Management Limited.
                              Previously, Director, The Greater China Fund
                              Inc.

Henry Ho (41) ............... Vice President; Director of Institutional Group      1996
                              of Baring International Investment (Far East)
                              Limited; Director of Institutional Group of
                              Baring Asset Management (Asia) Limited.

Peter C. Cairns (36) ........ Secretary; Director of Baring Asset Management       1996
                              (Asia) Limited; Baring International Fund
                              Managers Limited; Baring International
                              Investment (Far East) Limited; Baring
                              (Guernsey) Limited.

Julian F. Sluyters (38)  .... Vice President; Senior Vice President and Chief      1994
                              Administrative Officer of Mitchell Hutchins
                              Asset Management Inc.

C. William Maher (37) ....... Treasurer and Assistant Secretary; First Vice        1992
                              President and Chief Financial Officer of
                              Mitchell Hutchins Asset Management Inc.;
                              Treasurer for other investment companies for
                              which Mitchell Hutchins serves as
                              administrator.

--------------
(*) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified and all other officers hold office at the discretion of the Directors.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

   The officers receive no compensation from the Fund. The Directors who are "interested persons" of the Fund or of the Fund's investment manager, Baring International Investment (Far East) Limited, receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 1997 to the persons who were Noninterested Directors during such period:

                                       PENSION OR RETIREMENT    ESTIMATED     TOTAL COMPENSATION
                          AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS    FROM FUND AND
                        COMPENSATION        AS PART OF             UPON       FUND COMPLEX PAID
   NAME OF DIRECTOR       FROM FUND        FUND EXPENSES        RETIREMENT       TO DIRECTORS
   ----------------       ---------        -------------        ----------       ------------
Edward Y. Baker ......     $15,500              --                  --             $15,500
Richard B. Bradley  ..     $15,500              --                  --             $15,500
John A. Hawkins ......     $13,500              --                  --             $13,500
Don G. Hoff ..........     $15,500              --                  --             $32,500
Jonathan J.K. Taylor       $11,500              --                  --             $11,500
Tak Lung Tsim ........     $13,500              --                  --             $13,500

   The Directors of the Fund do not receive any pension or retirement benefits from the Fund. Through December 31, 1997, each Noninterested Director received fees, paid by the Fund, of up to $2,000 per Directors' meeting attended and an annual Director's fee of $10,000.

   The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of the Fund's investment manager or its affiliates.

   Section 16(a) of the Securities Exchange Act of 1934 as applied to the Fund requires the Fund's officers and Directors, persons who beneficially own more than ten percent of a registered class of the Fund's own equity securities ("ten percent stockholders"), and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no Forms 5 were required for those persons, all filings applicable to the Fund's officers, Directors and ten percent stockholders were made.

REQUIRED VOTE

   Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE THREE DIRECTOR NOMINEES.

                       (2) RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

   At a meeting held February 10, 1998, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1998. Price Waterhouse LLP has advised the Fund that it has no direct or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP is expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

   The Fund's financial statements for the fiscal year December 31, 1997 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's annual report to stockholders and its filings with the SEC.

REQUIRED VOTE

   This selection of independent accountants is subject to the ratification or rejection by a majority of the Fund's outstanding voting securities. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

                              (3) OTHER MATTERS

   The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

MISCELLANEOUS

   Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Mitchell Hutchins Asset Management Inc., the Fund's Administrator, or PNC Bank, National Association, the Fund's Transfer Agent. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or personnel of the Administrator or the Transfer Agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained Shareholder Communications Corporation to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $7,500, inclusive of reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

   THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 TO ANY SHAREHOLDER UPON REQUEST. Requests should be directed to the Fund's Transfer Agent, PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809 or by telephone to (800) 852-4750.

   In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by April 22, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

   Any proposal by a stockholder of the Fund intended to be presented at the 1999 Annual Meeting of Stockholders of the Fund must be received by C. William Maher, Assistant Secretary of the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019, not later than November 12, 1998.

                                            By order of the Board of Directors,


                                            /s/ Peter C. Cairns

                                            PETER C. CAIRNS
                                            Secretary

1285 Avenue of the Americas
New York, New York 10019
March 12, 1998

                          THE GREATER CHINA FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Brian S. Shlissel and C. William Maher as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on March 2, 1998, at the Annual Meeting of Stockholders to be held on April 22, 1998, or any adjournment thereof, as follows:

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS AND
             SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:

1. Election of Directors   [ ] FOR all nominees  [ ] Withhold for all nominees

        Nominees: Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor

-------------------------------------------------------------------------------

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

2. Proposal to ratify the selection       [ ] For  [ ] Against  [ ] Abstain
   of Price Waterhouse LLP  as the
   independent accountants of the
   Fund.

                                       Dated:                            , 1998
                                             ----------------------------


                                       ----------------------------------------
                                                      Signature


                                       ----------------------------------------
                                               Signature if held jointly

                                       IF SHARES ARE HELD JOINTLY, EACH
                                       SHAREHOLDER NAMED SHOULD SIGN. IF ONLY
                                       ONE SIGNS, HIS OR HER SIGNATURE WILL BE
                                       BINDING. IF THE SHAREHOLDER IS A
                                       CORPORATION, THE PRESIDENT OR A VICE
                                       PRESIDENT SHOULD SIGN IN HIS OR HER OWN
                                       NAME, INDICATING TITLE. IF THE
                                       SHAREHOLDER IS A PARTNERSHIP, A PARTNER
                                       SHOULD SIGN IN HIS OR HER OWN NAME,
                                       INDICATING THAT HE OR SHE IS A
                                       "PARTNER."

                      SIGN, DATE AND MAIL YOUR PROXY TODAY